United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                November 18, 2004




                               UTi Worldwide Inc.
             (Exact name of Registrant as Specified in its Charter)

                                    000-31869
                            (Commission File Number)



     British Virgin Islands                                  N/A
(State or Other Jurisdiction of                 (IRS Employer Identification
 Incorporation or Organization)                             Number)

9 Columbus Centre, Pelican Drive                    c/o UTi, Services, Inc.
       Road Town, Tortola                      19500 Laurel Park Road, Suite 176
     British Virgin Islands                     Rancho Dominguez, CA 90220 USA
                   (Addresses of Principal Executive Offices)

                                  310.604.3311
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a12)

|_| Precommencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d2(b))

|_| Precommencement communications pursuant to Rule 13e4(C) under the Exchange Act (17 CFR 240.13e4(c))



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                               UTi Worldwide Inc.
                           Current Report on Form 8-K
                                November 18, 2004


Item 5.02. Departure of Directors or Principal Officers; Appointment of Principal Officers. As described below in Item 5.03, on November 18, 2004 the Company's Board of Directors amended the Company's Articles of Association to permit for a range of the authorized number of directors. To accomplish this amendment and solely for the purpose of meeting the technical requirements of the laws of the British Virgin Islands and the Amended and Restated Articles of Association (the "Articles") of UTi Worldwide Inc., a British Virgin Islands corporation (the "Company"), on November 18, 2004, the Board of Directors of the Company appointed Mr. Lawrence R. Samuels and Mr. Peter J. H. Morgan as directors of the Company (collectively, the "Temporary Directors").

Immediately following the appointment of the Temporary Directors, the Company's Board of Directors acted to amend the Articles as set forth in Item 5.03 below. The Temporary Directors abstained from voting with respect to the foregoing amendment and did not take any action with respect to any other matters, and, in fact, resigned from the Company's Board of Directors promptly thereafter, later on November 18, 2004. The Temporary Directors were appointed with the understanding that they would resign immediately after such appointment. The Company's Board of Directors currently consists of Alan C. Draper, C. John Langley, Jr., Allan M. Rosenzweig, J. Simon Stubbings, Leon J. Level, Roger I. MacFarlane and Matthys J. Wessels, the same directors who were in office immediately prior to the above-described actions.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 18, 2004, pursuant to the authority granted to the Company's Board of Directors by the Memorandum of Association of the Company, the Board amended the Articles to change the required number of directors from the set number of nine (9) to a range from a minimum of three (3) and a maximum of nine (9) directors. Please see Section 75 of the Articles, as amended, which are attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

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Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

 Exhibit                               Description
----------    ------------------------------------------------------------------
    3.1       Amended and Restated Articles of Association




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      UTi Worldwide Inc.

 Date:    November 18, 2004           By:   /s/ Roger I. MacFarlane
                                            ------------------------------------
                                            Roger I. MacFarlane
                                            Chief Executive Officer and Director





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